iShares®

iShares Trust

Supplement dated January 4, 2010

to the Prospectus dated October 5, 2009 (as revised December 9, 2009)

for the iShares 10+ Year Government/Credit Bond Fund

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus.

The following information replaces similar information under the heading The BofA Merrill Lynch 10+ Year US Corporate & Government Index on page 2 of the Prospectus:

The Underlying Index is a broad, market value weighted, total rate of return index designed to measure the performance of the long-term, investment-grade U.S. corporate and government bond markets. Component securities include publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt. The securities in the Underlying Index have $250 million or more of outstanding face value ($1 billion for U.S. Treasuries) and have at least ten years remaining to maturity or the first call date in the case of callable perpetual securities. In addition, the securities must be denominated in U.S. dollars, have a fixed coupon schedule (or at least ten years before the last call prior to the date the bond transitions from a fixed to a floating rate security) and be issued by the government of, or an entity whose principal place of business is in, a country that has an investment-grade foreign currency long-term sovereign debt rating (based on an average of ratings published by Moody’s® Investors Service, Inc. (“Moody’s”), Standard and Poor’s® Financial Services LLC, a subsidiary of The McGraw-Hill Companies, (“S&P®”) and Fitch Inc. (“Fitch”)). The Underlying Index is rebalanced on the last calendar day of each month, based on information available up to and including the third business day before the last business day of the month. As of June 30, 2009, the Underlying Index consisted of 1,266 USD-denominated issues of supranational and national entities of, and corporate entities whose principal place of business is in, the following countries: Australia, Barbados, Belgium, Bermuda, Brazil, Canada, the Cayman Islands, Chile, Finland, France, Germany, Hong Kong, Israel, Italy, Luxembourg, Malaysia, Malta, Mexico, the Netherlands, Norway, Peru, Qatar, Russia, South Africa, South Korea, Spain, Sweden, Switzerland, Thailand, Trinidad/Tobago, the United Arab Emirates, the United Kingdom and the United States.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A.
IS-A-GLJ-S1

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

iShares®

iShares Trust

Supplement dated January 4, 2010

to the Statement of Additional Information, dated October 5, 2009 (as revised December 9, 2009) (the “SAI”),

for the iShares 10+ Year Government/Credit Bond Fund

The information in this Supplement updates information in, and should be read in conjunction with, the SAI.

The following information will follow the “Lending Portfolio Securities” section on page 8 of the SAI:

Municipal Securities. The Fund invests in taxable securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former U.S. federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

The market for municipal bonds may be less liquid than for non-municipal bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, than non-municipal securities. In addition, the municipal securities market is generally characterized as a buy and hold investment strategy. As a result, the accessibility of municipal securities in the market is generally greater closer to the original date of issue of the securities and lessens as the securities move further away from such issuance date.

Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, such as passing of a referendum, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s municipal securities in the same manner.

In response to the current national economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. Also, as a result of the downturn, many state and local governments are experiencing significant reductions in revenues and are consequently experiencing difficulties meeting ongoing expenses. Certain of these state or local governments may have difficultly paying principal or interest on their outstanding debt and may experience ratings downgrades of their debt.

Municipal Insurance. A municipal security may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in each of the Municipal Bond Funds’ share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent, or (iii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or if the market discounts the value of the insurance provided by the insurer, the value of the municipal security would be more, if not entirely, dependent on the rating of the municipal security independent of insurance.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of the Fund’s holdings would be affected, and the Trustees would reevaluate the Fund’s investment objective and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Fund.

The following information replaces similar information under the heading The BofA Merrill Lynch 10+ Year US Corporate & Government Index beginning on page 15 of the SAI:

The BofA Merrill Lynch 10+ Year US Corporate & Government Index

Number of Components: Approximately 1,266

Index Description. The Underlying Index is a broad, total rate of return index designed to measure the performance of the long term, investment grade U.S. corporate and government bond markets. Index securities include publicly-issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. States and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, foreign government debt and supranational debt. As of June 30, 2009, there were 1,266 issues in the Underlying Index.

Index Methodology. The Underlying Index is a total return index, which means that it includes both price appreciation and interest income received or accrued. The weight of each index constituent is based on its market value (including accrued interest) relative to the total market value of all securities within the Underlying Index as of the rebalancing day, which occurs on the last calendar day of each month. Rebalancing day market value is equal to the security’s outstanding face value multiplied by its price plus accrued interest. Accrued interest is calculated assuming next calendar day settlement. Cash flows from bond payments received during the month are retained in the index until the end of the month; however, cash is not reinvested while it is held in the Underlying Index.

Component Selection Criteria. Securities eligible for inclusion in the Underlying Index include U.S. Treasury debt, U.S. Agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, foreign government and supranational debt and debt issued by U.S. and non-U.S. corporations. In order to be eligible for inclusion in the Underlying Index a security must meet the following requirements:

¡	Be denominated in U.S. dollars;

•	Be of an issue with an outstanding face value of at least $1 billion for U.S. Treasuries; all others at least $250 million;

•	Have at least ten years remaining term to a fixed final maturity (perpetual securities that are callable meet this requirement provided at least ten years remain before the first call date);

•

Have a fixed coupon schedule (callable fixed-to-floating rate securities that are callable within the fixed coupon period meet this requirement provided at least ten years remain before the date at which it transitions to an adjustable rate coupon);

¡	Have an investment grade rating based on an average of Moody’s, S&P and Fitch; and

•	Be issued by an entity whose principal place of business is in a country that has an investment grade foreign currency long-term sovereign debt rating (based on an average of Moody’s, S&P and Fitch).

Original issue discount zero coupon securities, “global” securities (debt issued simultaneously in the Eurobond and domestic bond markets), Rule 144A securities, corporate pay-in-kind securities and toggle notes (notes whose interest payments may be made in cash or in kind) qualify for inclusion in the Underlying Index. U.S. Treasury Bills, inflation-linked debt and STRIPS are excluded from the Underlying Index; however, original issue zero coupon bonds are included in the Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. Tax-exempt US municipal, dividends-received deduction (DRD)-eligible and defaulted securities are excluded from the Underlying Index.

Index Maintenance. The Underlying Index is rebalanced on the last calendar day of each month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Underlying Index until the next month-end rebalancing, at which point they are dropped from the Underlying Index, along with all bond payments received during the month. Changes to the Underlying Index to be implemented during the month end rebalancing are announced by the second business day prior to the last business day of the month. The announced Index holdings may be subject to revisions prior to the month end rebalancing due to data corrections.

Pricing/Base Currency. The Underlying Index is compiled and published on all global business days, defined as any day that WM Company publishes its closing spot rates. In addition, the Underlying Index is always compiled and published on the last calendar day of the month, including those calendar month-end dates that fall on weekends and global holidays.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A.
IS-SAI-GLJ-S1

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

iShares®

iShares Trust

Supplement dated January 4, 2010

to the Statement of Additional Information, dated October 5, 2009 (as revised December 9, 2009) (the “SAI”),

for the iShares 10+ Year Credit Bond Fund

The information in this Supplement updates information in, and should be read in conjunction with, the SAI.

The following information replaces similar information under the heading The BofA Merrill Lynch 10+ Year US Corporate & Yankees Index beginning on page 15 of the SAI:

The BofA Merrill Lynch 10+ Year US Corporate & Yankees Index

Number of Components: Approximately 1,093

Index Description. The Underlying Index is a broad, total rate of return index designed to measure the performance of the long term, investment-grade U.S. corporate and Yankee bond markets. Index securities include debt issued publicly by U.S. corporations and U.S. dollar-denominated, publicly issued debt of non-U.S. corporations, foreign government debt and supranational debt. As of June 30, 2009, there were 1,093 issues in the Underlying Index.

Index Methodology. The Underlying Index is a total return index, which means that it includes both price appreciation and interest income received or accrued. The weight of each index constituent is based on its market value (including accrued interest) relative to the total market value of all securities within the Underlying Index as of the rebalancing day, which occurs on the last calendar day of each month. Rebalancing day market value is equal to the security’s outstanding face value multiplied by its price plus accrued interest. Accrued interest is calculated assuming next calendar day settlement. Cash flows from bond payments received during the month are retained in the index until the end of the month; however, cash is not reinvested while it is held in the Underlying Index.

Component Selection Criteria. Securities eligible for inclusion in the Underlying Index include foreign government debt, supranational debt and debt issued by U.S. and non-U.S. corporations. In order to be eligible for inclusion in the Underlying Index a security must meet the following requirements:

•	Be denominated in U.S. dollars;

•	Be of an issue with an outstanding face value of at least $250 million;

Have at least ten years remaining term to a fixed final maturity (perpetual securities that are callable meet this requirement provided at least ten years remain before the first call date);

•

Have a fixed coupon schedule (callable fixed-to-floating rate securities that are callable within the fixed coupon period meet this requirement provided at least ten years remain before the date at which it transitions to an adjustable rate coupon);

•	Have an investment-grade rating based on an average of Moody’s, S&P and Fitch; and

•	Be issued by an entity whose principal place of business is in a country that has an investment-grade foreign currency long-term sovereign debt rating (based on an average of Moody’s, S&P and Fitch).

Original issue discount zero coupon securities, “global” securities (debt issued simultaneously in the Eurobond and domestic bond markets), Rule 144A securities, corporate pay-in-kind securities and toggle notes (notes whose interest payments may be made in cash or in kind) qualify for inclusion in the Underlying Index. Taxable and tax-exempt U.S. municipal, dividends-received deduction (DRD)-eligible and defaulted securities are excluded from the Underlying Index.

Index Maintenance. The Underlying Index is rebalanced on the last calendar day of each month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Underlying Index until the next month-end rebalancing, at which point they are dropped from the Underlying Index, along with all bond payments received during the month. Changes to the Underlying Index to be implemented during the month end rebalancing are announced by the second business day prior to the last business day of the month. The announced Underlying Index holdings may be subject to revisions prior to the month end rebalancing due to data corrections.

Pricing/Base Currency. The Underlying Index is compiled and published on all global business days, defined as any day that WM Company publishes its closing spot rates. In addition, the Underlying Index is always compiled and published on the last calendar day of the month, including those calendar month-end dates that fall on weekends and global holidays.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.	IS-SAI-CLY-S1

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE